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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 19, 1998
                        (Date of earliest event reported)



                            Ugly Duckling Corporation
             (Exact name of registrant as specified in its charter)



          Delaware                      000-20841               86-0721358
(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)       Identification Number)


Ugly Duckling Corporation
2525 East Camelback, Suite 1150
Phoenix, Arizona                                                        85016
(Address of principal executive offices)                              (Zip Code)



                                  602-852-6600
              (Registrant's telephone number, including area code)


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         Item 5.  Other Events.

Attached hereto as Exhibit 99 is a copy of Ugly Duckling Corporation's press release dated June 22, 1998 titled "Ugly Duckling Corporation Split-up: Cygnet Financial Corporation Files Initial Registration Statement to Register Securities for Split-up."



         Item 7.  Financial Statements, Pro Forma
                  Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

         (c)      Exhibits

Exhibit Number    Description
--------------    -----------

     99 Ugly Duckling Corporation's press release dated June 22, 1998 titled "Ugly Duckling Corporation Split-up: Cygnet Financial Corporation Files Initial Registration Statement to Register Securities for Split-up"


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               UGLY DUCKLING CORPORATION
                                                      (Registrant)


Date: June 25, 1998
                                        By:    /s/ Steven P. Johnson
                                               ________________________________
                                               Steven P. Johnson
                                               Senior Vice President and
                                               General Counsel


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                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

     99 Ugly Duckling Corporation's press release dated June 22, 1998 titled "Ugly Duckling Corporation Split-up: Cygnet Financial Corporation Files Initial Registration Statement to Register Securities for Split-up"


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